Exhibit 32.2

CERTIFICATION

CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of BioSphere Medical, Inc. (the “Company”) for the period ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Martin J. Joyce, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)            The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 20, 2009	/s/ MARTIN J. JOYCE
Martin J. Joyce
Executive Vice President and Chief Financial Officer
(principal financial officer)